CITIZENS

FINANCIAL SERVICES

INCORPORATED

Committed to Serve – Positioned to Grow

CZFS
Listed
OTC.BB

August 2014

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations, future performance and business of Citizens Financial Services, Inc. These forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. To the extent that statements in this presentation do not relate to historical or current facts, they constitute forward-looking statements. Although such statements are based on current estimates and expectations, and currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause actual results to differ materially from those presented. You will find more detailed information regarding these factors in our filings with the U.S. Securities and Exchange Commission, including in the "Risk Factors" section of our 2013 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. Participants are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date such data was presented. Citizens Financial Services, Inc. undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise following this presentation, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Profile

Company Profile

- Headquartered in Mansfield, PA
- Stock Symbol: CZFS (OTC BB)
- $914 million in assets at June 30, 2014.
- Market Capitalization: $161 million (7/28/2014)
- Attractive markets with diverse economic base, which has benefited from Marcellus Shale exploration and drilling activities.
- Long history of successful operation dating from 1932.
- 17 offices located in Tioga, Bradford and Potter Counties of PA and Allegany County, NY.
- Simple capital structure (no outstanding preferred stock, $10.3 million of goodwill).

Investment Merits

Investment Merits

- Attractive Market
- Strong Long-Term Record of Growth
- Steady Record of High Profitability
- Diversity of Interest Earning Assets
- Solid Asset Quality
- Impressive Shareholder Returns

Investment Merits

Attractive Market



Allegany County
Tioga County
Potter County
Bradford County
Clinton County
Luzerne County
2 Branches
2 Branches
2 Branches
Legend
- First Citizens Branch Location
- First Citizens Loan Production Office

Investment Merits

Attractive Market - Favorable Deposit Trends

Deposit and Deposit Market Share Growth, by County *

	June 30,					
	2008	2009	2010	2011	2012	2013
Deposits ($ in millions)						
Bradford, PA	$204	$248	$281	$313	$321	$329
Tioga, PA	203	244	266	297	309	312
Potter, PA	68	74	76	76	80	80
Allegany, NY	16	21	27	31	32	28
Total Deposits	$491	$587	$650	$717	$742	$749
Deposit Market Share (%)						
Bradford, PA	25.4	28.2	29.1	30.3	29.4	30.1
Tioga, PA	36.2	40.8	43.7	45.5	43.1	44.4
Potter, PA	30.2	31.5	30.5	31.0	32.0	31.1
Allegany, NY	4.1	5.2	6.6	7.2	7.3	6.3

* Based on FDIC data as of June 30, 2013.

Investment Merits

Attractive Market - Deposit Composition


Non-interest-bearing deposits
NOW accounts
Savings deposits
Money market deposit accounts
Certificates of deposit
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009
10%
22%
8%
7%
53%
2010
11%
26%
9%
7%
47%
2011
12%
27%
11%
9%
41%
2012
12%
27%
12%
11%
37%
2013
11%
29%
13%
11%
36%
6/30/2014
12%
29%
14%
12%
34%

Investment Merits

Strong Long-Term Record of Growth

Long-Term Growth Rates				
	12/31/2007	12/31/2013	CGR*	6/30/2014
Assets ($mm)	$591	$915	7.6%	$914
Net Loans ($mm)	$419	$534	4.1%	$533
Deposits ($mm)	$456	$748	8.6%	$765
Stockholders' Equity ($mm)	$49	$92	11.3%	$98
Book Value / Share	$16.64	$30.94	10.9%	$31.97
Net Income ($mm)	$6.7	$13.4	12.1%	$6.5
EPS (2014 annualized)	$2.28	$4.42	12.8%	$4.30

* Annual compound growth rate

Investment Merits

Strong Long-Term Record of Growth


EPS and Dividend Growth
Earnings per Share
Cash Dividends per Share
2014 is annualized
$2.13
$0.81
$2.20
$0.90
$3.15
$0.94
$3.68
$1.01
$4.12
$1.08
$4.61
$1.49
$4.38
$1.21
$4.30
$1.54
2007
2008
2009
2010
2011
2012
2013
6/30/2014

Average Annual Increase:	EPS	11.5%	Dividends	10.9%

Investment Merits

Steady Record of High Profitability

2007 - 2014
(2014 Annualized)



Return on Equity
Return on Assets
14.38%
1.16%
13.51%
1.13%
17.65%
1.42%
18.13%
1.50%
17.86%
1.52%
17.48%
1.62%
14.89%
1.51%
13.63%
1.45%
2007
2008
2009
2010
2011
2012
2013
6/30/2014

Average Annual Return:	ROE	15.9%	ROA	1.41%

Investment Merits

Steady Record of High Profitability



ROE Compared to Peer
Return on Equity *
Peer Group **
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
2007
2008
2009
2010
2011
2012
2013
6/30/2014
14.38%
13.51%
17.65%
18.13%
17.86%
17.48%
14.89%
13.63%
9.72%
2.77%
-3.33%
1.25%
4.50%
6.92%
7.60%
7.43%

* 2014 is annualized
** Peer group are banks with assets between $500 million and $1 billion. Source: March 31, 204 Federal Reserve Bank Holding Company performance report.

Investment Merits

Steady Record of High Profitability



ROA Compared to Peer
Return on Assets *
Peer Group **
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
-0.40%
1.16%
1.13%
1.42%
1.50%
1.52%
1.62%
1.51%
1.45%
0.91%
0.28%
-0.13%
0.23%
0.49%
0.72%
0.79%
0.77%
2007
2008
2009
2010
2011
2012
2013
6/30/2014

* 2014 is annualized ** Peer group are banks with assets between $500 million and $1 billion. Source: March 31, 204 Federal Reserve Bank Holding Company performance report.

Investment Merits

Steady Record of High Profitability



Efficiency Ratio Compared to Peer *
CZFS
Peer Group
57.32%
61.55%
51.10%
66.05%
52.00%
71.47%
48.08%
68.42%
46.94%
67.91%
46.25%
66.85%
48.23%
67.63%
49.24%
66.90%
2007
2008
2009
2010
2011
2012
2013
6/30/2014

* Based on FDIC June 30, 2014 Uniform Bank Performance Report

Investment Merits

Steady Record of High Profitability



Yield Summary
Yield on Interest Earning Assets
Cost Of Funds
Margin, tax effected
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.27%
5.77%
5.16%
4.91%
4.62%
4.48%
4.23%
4.19%
3.94%
3.99%
3.87%
3.89%
2.09%
1.63%
1.27%
0.97%
0.80%
0.63%
2009
2010
2011
2012
2013
6/30/2014

Investment Merits

Diversity of Interest Earning Assets



Percent of Interest Earning Assets
Cash and Investments
Loans
59.7%
40.3%
59.7%
40.3%
61.4%
38.6%
62.5%
37.5%
2011
2012
2013
6/30/2014

Investment Merits

Diversity of Interest Earning Assets



Loan Portfolio Composition
Consumer
Commercial and Industrial
State and Political
Residential Real Estate
Commercial and Agricultural R/E
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009
2010
2011
2012
2013
6/30/2014
35%
43%
10%
10%
2%
39%
39%
10%
10%
2%
40%
38%
11%
9%
2%
41%
35%
12%
10%
2%
41%
35%
12%
10%
2%
40%
35%
13%
11%
1%

Investment Merits

Solid Asset Quality


Non-Performing Assets
12/31/2010 - 6/30/2014
$ in millions
Non-performing loans
Foreclosed assets held for sale
Non-performing assets
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$13,238
$12,545
$10,300
$9,440
$9,189
$8,573
$10,154
$8,794
$9,203
$7,908
$693
$860
$616
$1,360
$1,295
2010
2011
2012
2013
06/30/14

Investment Merits

Solid Asset Quality



Non-Performing Loans Compared to Peer
Non-performing loans / Loans
Peer Group *
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.24%
2.79%
2.06%
1.47%
1.27%
2.65%
1.94%
1.70%
1.63%
1.46%
2010
2011
2012
2013
6/30/2014

* Based on FDIC June 30, 2014 Uniform Bank Performance Report

Investment Merits

Solid Asset Quality

Net Charge-offs as a % to Loans Compared to Peer



NCO / Average Loans
Peer Group *
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.13%
0.89%
0.58%
0.33%
0.15%
0.05%
0.02%
0.02%
0.02%
0.25%
2010
2011
2012
2013
6/30/2014

* Based on FDIC June 30, 2014 Uniform Bank Performance Report

Investment Merits

Impressive Shareholder Returns


TOTAL RETURN PERFORMANCE
(Periods Ending 12/31/07 - 12/31/13)
SNL Mid-Atlantic Bank
SNL Bank NASDAQ
SNL Bank $500M-$1B
S&P 500
Citizens Financial Services
Index Value
400
320
240
160
80
0
2007
2008
2009
2010
2011
2012
2013

This chart illustrates the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 2007 and compares the results against the performance of other indices.

Period Ending							
Index	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13
CZFS	$ 100.00	$ 103.26	$ 144.43	$ 217.74	$ 211.55	$ 276.86	$ 374.26
S&P 500	100.00	63.00	79.68	91.68	93.61	108.59	143.77
SNL Bank NASDAQ	100.00	72.62	58.91	69.51	61.67	73.51	105.65
SNL Mid-Atlantic Bank	100.00	55.09	57.99	67.65	50.82	68.08	91.77
SNL Bank $500M-$1B	100.00	64.08	61.03	66.62	58.61	75.14	97.43

Investment Merits

Impressive Shareholder Returns

Long-Term Shareholder Returns			
	6/30/2004	6/30/2014	CGR*
Stockholders' Equity ($mm)	$38.5	$98.2	9.8%
Book Value / Share ($)	$11.80	$32.33	10.6%
TTM Earnings ($mm)	$5.1	$13.3	10.1%
TTM EPS ($)	$1.57	$4.43	10.9%
Stock Price	$19.87	$54.50	10.6%

* Annual compound growth rate. Share information adjusted for stock dividends.

Investment Merits

Impressive Shareholder Returns



Stockholders' Equity
($ in millions)
Stockholders' Equity
$49
$53
$62
$69
$81
$89
$92
$98
2007
2008
2009
2010
2011
2012
2013
6/30/2014

Investment Merits

Impressive Shareholder Returns


Capital Ratios
Tier 1 leverage
Tier 1 risk-based capital
Total risk-based capital
8.20%
11.94%
13.00%
7.91%
12.02%
13.06%
8.15%
12.69%
13.77%
8.32%
13.72%
14.97%
8.83%
14.94%
16.23%
9.70%
16.21%
17.60%
10.42%
16.31%
18.02%
10.85%
17.07%
18.34%
2007
2008
2009
2010
2011
2012
2013
6/30/2014

Summary

- Successful and profitable franchise in attractive markets.
- Fundamentals remain strong, with favorable comparison to peers.
- For the last 7 years have been recognized by *US Banker Magazine* as one of the top community banks in the country for financial performance based upon the three year average return on equity with assets less than $2 billion. For 2013 we were ranked 7th, for 2012 we were ranked number one, and for 2011 and 2010 we were ranked 5th.
- Emphasis is on remaining an independent community bank, providing outstanding customer service.
- Committed to building shareholder value over the long-term.
- With experienced management team and strong capital position, positioned for disciplined organic growth and accretive opportunities through acquisition.

Citizens Financial Services, Inc.
15 South Main Street
Mansfield, PA 16933
570-662-2121
800-326-9486
www.firstcitizensbank.com



First Citizens Community Bank locations: Mansfield – Mansfield WalMart – Blossburg – Lock Haven – Ulysses – Genesee – Sayre Elmira St. – Sayre Lockhart St. – Wellsboro – Wellsboro Weis – Troy – Canton – Gillett – Millerton – LeRaysville – Rome – Towanda – Dallas – Wellsville, NY